The Universal Institutional Funds, Inc.
Prospectus Supplement

July 15, 2010

The Universal Institutional Funds, Inc. (the "Fund")

Supplement dated July 15, 2010 to The Universal Institutional Funds, Inc. Prospectus dated April 30, 2010 of:

International Magnum Portfolio (the "Portfolio") (Class I)

The Board of Directors of the Fund (the "Board"), at a meeting held on June 17-18, 2010, was informed of an upcoming change to the Portfolio's portfolio management team and approved changes to the Portfolio's investment objective and strategies. The Portfolio's portfolio management team will consist of members of the Global Macro and Asset Allocation team of the Fund's adviser, Morgan Stanley Investment Management Inc., and the Fund's sub-advisers, Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company. The Global Macro and Asset Allocation team is led by Henry McVey. The Global Macro and Asset Allocation team analyzes investment opportunities from a broad global macro perspective, focusing on global thematic allocations based on asset class, sector, regional, country and currency considerations. In connection with the portfolio management team's focus on global macro issues, the Board approved various changes to the Portfolio, including (i) changing the Portfolio's name to the Global Tactical Asset Allocation Portfolio, (ii) changing the Portfolio's investment objective, (iii) changing the Portfolio's principal investment strategies, and corresponding risks as appropriate, and (iv) changing the Portfolio's primary benchmark. Because a change to the Portfolio's investment objective requires stockholder approval, the Board approved these changes contingent upon receiving stockholder approval of the change in investment objective.

Effective September 15, 2010, Francine J. Bovich will no longer be managing the Portfolio.

The change in investment objective is subject to the approval of the Portfolio's stockholders at a special meeting of stockholders anticipated to be held during the third quarter of 2010. A proxy statement formally detailing the proposal is anticipated to be distributed to stockholders of the Portfolio during the third quarter of 2010.

Please retain this supplement for future reference.